Filed Pursuant to Rule 497
Registration Statement No. 333-98441

PROSPECTUS SUPPLEMENT DATED OCTOBER 23, 2002

(To Prospectus dated October 21, 2002)

Non-Transferable Rights Offering to Purchase
up to 5,250,000 Shares of Common Stock

      This prospectus supplement supplements the prospectus dated October 21, 2002 relating to the issuance of non-transferable rights to subscribe for the shares of our common stock by providing certain information regarding our third quarter 2002 financial results. You should carefully read this prospectus supplement and the prospectus before investing in our common stock. You should also review the information, including the risk of leverage, set forth under “Risk Factors” on page 12 of the prospectus before investing.

RECENT DEVELOPMENTS

Operating Results

      For the three months ended September 30, 2002, net income totaled $45.5 million, or $0.44 per share, as compared to net income of $59.7 million, or $0.63 per share, for the three months ended September 30, 2001. For the nine months ended September 30, 2002, net income totaled $174.9 million, or $1.70 per share, as compared to $157.8 million, or $1.74 per share for the nine months ended September 30, 2001. Net income varies substantially from quarter to quarter primarily due to the recognition of realized and unrealized gains or losses, which vary from quarter to quarter. As a result, quarterly comparisons of net income may not be meaningful.

      For the three months ended September 30, 2002, net investment income totaled $45.1 million, or $0.44 per share, as compared to net investment income of $44.2 million, or $0.47 per share, for the three months ended September 30, 2001. For the nine months ended September 30, 2002, net investment income totaled $141.5 million, or $1.37 per share, as compared to $126.0 million or $1.39 per share for the nine months ended September 30, 2001.

      Net realized and unrealized gains totaled $426,000 during the third quarter of 2002, as compared to $15.5 million for the third quarter of 2001. Net realized gains totaled $48.2 million and net unrealized losses, including the reversal of previously recorded unrealized appreciation, totaled $47.8 million for the three months ended September 30, 2002. Net realized and unrealized gains for the nine months ended September 30, 2002 were $33.4 million, which consisted of net realized gains of $57.1 million and net unrealized losses of $23.7 million.

      Gross realized gains were $77.9 million and gross realized losses were $29.7 million for the three months ended September 30, 2002. We reversed previously recorded unrealized appreciation of $70.1 million when we realized the $77.9 million in capital gains, and we reversed previously recorded unrealized depreciation of $29.3 million when we realized the $29.7 million in losses.

      Gross realized gains for the third quarter of 2002 include gains from the sale of Wyoming Technical Institute and the sale of a portion of our non-investment grade commercial mortgage-backed securities portfolio. Cash proceeds from these two transactions totaled $171.9 million, and cash realized gains were $72.7 million, or $0.70 per share.

      During the three months ended September 30, 2002, we recorded net unrealized appreciation of $17.5 million on our non-investment grade commercial mortgage-backed securities portfolio. We also recorded unrealized appreciation of $7.9 million on a total of 11 portfolio investments and unrealized depreciation of $32.5 million on 30 portfolio investments in our private finance and whole commercial mortgage loan portfolios. We did not change the fair value of our investments in Business Loan Express, Inc. or The Hillman Companies, Inc. at September 30, 2002.

      During the three months ended September 30, 2002, we invested a total of $148.7 million in our private finance portfolio. After total repayments and asset sales of $131.7 million, and valuation changes during the quarter, our investment portfolio totaled $2.34 billion at September 30, 2002. Shareholders’ equity was $1.43 billion at September 30, 2002. Net asset value per share was $13.95 at the end of the quarter.

Private Finance

      During the third quarter of 2002, our private finance group invested $148.7 million in new investments.

      Significant new private finance investments during the third quarter of 2002 included:

•	$35.6 million in debt financing to Haven Eldercare of New England, LLC, an owner and operator of skilled nursing facilities;

•	$25.0 million of subordinated debt in Clif Bar Inc., a leading maker of all natural energy and nutrition foods;

•	$22.0 million in debt financing to Scitor Corporation, a defense contractor specializing in engineering, management consulting, and information sciences for commercial and government customers;

•	$17.3 million in subordinated debt with equity in Norstan Apparel Shops, a value retailer of women’s apparel;

•	$12.0 million in debt capital to recapitalize CorrFlex Display and Packaging, a manufacturer and merchandiser of packaging products and point-of-purchase displays;

•	$10.0 million of subordinated debt in Headwaters Incorporated, a leader in developing and deploying alternative fuel and energy-related technologies; and

•	$9.6 million of senior debt financing to Avborne, Inc., an aviation services company specializing in maintenance, repair and overhaul of passenger and cargo aircraft.

      We believe that attractive investment opportunities for mezzanine capital are increasing. We are currently reviewing a number of prospective investment opportunities and expect to close some of these investments during the fourth quarter of 2002 or the first quarter of 2003.

      At September 30, 2002, our private finance portfolio totaled $1,662.6 million, which consisted of $1,122.6 million in loans and debt securities and $540.0 million in equity interests. The yield on the private finance debt portfolio at September 30, 2002, was 14.4%.

CMBS Investing

      We had minimal new investment activity in our commercial real estate finance portfolio during the third quarter of 2002. We are currently in the process of underwriting two commercial mortgage-backed securities, or CMBS, transactions that are expected to close during the fourth quarter of 2002.

      We completed the sale of $129.8 million of face amount of CMBS with a cost basis of $82.7 million, and recognized a gain on the sale of $12 million during the third quarter of 2002. The bonds sold represented a strip of BB+ through B bonds from our portfolio.

      At September 30, 2002, our CMBS portfolio totaled $549.4 million, and had a weighted average yield to maturity of 14.7%. Because we generally acquire our CMBS investments at significant discounts from the face amounts of the bonds, the unamortized discount on the CMBS portfolio at September 30, 2002, totaled $595.6 million.

      At September 30, 2002, the overall weighted average yield on our total interest-bearing portfolio (loans and debt securities) was 14.1%.

Discontinued Operations

      We have decided to discontinue our operations in Germany, and expect to do so by year end. In conjunction with this, we will incur some costs of discontinued operations, which we estimate will reduce our overall profitability in the fourth quarter by approximately 2.5 to 3.5 cents per share.

Liquidity and Capital Resources

      At September 30, 2002, we had a weighted average cost of debt of 7.1%. We have significant current availability on our unsecured line of credit. Of the $527.5 million that is available under the credit facility, $400.7 million was available at the end of the quarter. At September 30, 2002, we had a ratio of total debt to equity of 0.69 to 1.

Portfolio Quality and Valuation

      We employ a grading system to monitor the quality of our portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is for investments for which full loss of interest and some loss of principal is expected, and the loan is marked down to net realizable value.

      At September 30, 2002, the portfolio of Grade 1 investments totaled $720.3 million, or 30.7% of the total portfolio at value; Grade 2 investments totaled $1.44 billion, or 61.5% of the total portfolio; Grade 3 investments totaled $58.2 million, or 2.5% of the total portfolio; Grade 4 investments totaled $12.8 million, or 0.6% of the total portfolio; and Grade 5 investments totaled $110.7 million, or 4.7% of the total portfolio.

      For the total investment portfolio, loans greater than 90 days past due were $66.5 million at value at September 30, 2002, or 2.8% of the total portfolio. Included in this category are loans valued at $26.9 million that are secured by commercial real estate. At September 30, 2002, greater than 30-day delinquencies in the underlying collateral pool related to the CMBS portfolio were 0.99%.

      Loans on non-accrual totaled $151.9 million or 6.5% of the total portfolio at September 30, 2002. Included in this amount are loans to controlled portfolio companies of $63.8 million. Increase in accrued or reinvested interest and dividends was $13.5 million for the three months ended September 30, 2002.

Quarterly Dividend

      We declared our regular quarterly dividend of $0.56 per share for the fourth quarter of 2002. All shares of common stock acquired through this rights offering are expected to receive the fourth quarter dividend. The dividend will be payable on December 27, 2002 to shareholders of record on December 13, 2002.

      Our board of directors determines the dividend based on annual estimates of taxable income, which differs from book income because of both timing and absolute differences in income and expense recognition. Changes in unrealized appreciation and depreciation have no impact on our taxable income.

      During 2002, we declared total regular quarterly dividends of $2.20 per share of common stock. We currently estimate that 80% of such dividends will be generated from ordinary taxable income and 20% will be generated from taxable capital gains. We are in the process of finalizing our estimates for 2002 taxable income, and we anticipate that we may have excess capital gains to retain. If we have excess capital gains to retain, we may declare a deemed distribution before year end.

SUMMARY FINANCIAL INFORMATION

	At September 30,	At December 31,
	2002	2001
(in thousands,
except per share amounts)	(unaudited)

ASSETS

Portfolio at Value:

Private finance	$1,662,568	$1,595,072

Commercial real estate finance	681,056	734,518

Total Portfolio at Value	2,343,624	2,329,590

Cash and cash equivalents	23,630	889

Other assets	155,741	130,234

Total Assets	$2,522,995	$2,460,713

LIABILITIES and SHAREHOLDERS’ EQUITY

Liabilities:

Debt	$990,700	$1,020,806

Other liabilities	96,246	80,784

Total Liabilities	1,086,946	1,101,590

Preferred stock	7,000	7,000

Common shareholders’ equity	1,429,049	1,352,123

Total Liabilities and Shareholders’ Equity	$2,522,995	$2,460,713

Net asset value per share	$13.95	$13.57

Actual shares outstanding at end of period	102,468	99,607

	Three Months Ended		Nine Months Ended
	September 30		September 30

(in thousands,	2002	2001	2002	2001
except per share amounts)

	(unaudited)		(unaudited)

Interest and Related Portfolio Income:

Interest and dividends	$67,624	$60,023	$195,289	$173,722

Premiums from loan dispositions	392	339	2,051	2,070

Fees and other income	8,313	12,272	34,573	30,652

Total Interest and Related Portfolio Income	76,329	72,634	231,913	206,444

Expenses:

Interest	17,430	16,093	52,414	47,974

Employee	8,153	8,213	24,462	22,269

Administrative	5,052	4,139	12,913	10,166

Total Operating Expenses	30,635	28,445	89,789	80,409

Net Investment Income Before Income Tax Expense and

Net Realized and Unrealized Gains	45,694	44,189	142,124	126,035

Income Tax Expense	600	—	600	—

Net Investment Income Before Net Realized and Unrealized Gains	45,094	44,189	141,524	126,035

Net Realized and Unrealized Gains:

Net realized gains	48,222	3,348	57,072	8,339

Net unrealized gains (losses)	(47,796)	12,166	(23,661)	23,463

Total Net Realized and Unrealized Gains	426	15,514	33,411	31,802

Net Income	$45,520	$59,703	$174,935	$157,837

Net investment income per share — diluted	$0.44	$0.47	$1.37	$1.39

Earnings per share — diluted	$0.44	$0.63	$1.70	$1.74

Weighted average shares outstanding — diluted	103,302	94,585	103,040	90,864